UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China	518000
(Address of principal executive offices)	(Zip Code)

+(86) 755 86961 405

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 15, 2026, Addentax Group Corp. (the “Company”), a Nevada corporation, completed the transaction contemplated by the Share Exchange Agreement dated April 22, 2026 (the “Share Exchange Agreement”), by and among the Company, Yingxi Industrial Chain Investment Co., Ltd (“Yingxi”), a wholly owned subsidiary of the Company incorporated under the laws of Hong Kong, Time Is Loan Limited, a company incorporated under the laws of Hong Kong (the “Target”), and Ms. OR Shan Shan (the “Seller”). Pursuant to the Share Exchange Agreement, Yingxi acquired 100% of the equity interests of the Target from the Seller in exchange for the issuance of 137,790 shares of common stock of the Company, par value $0.001 per share (the “Shares”) to the Seller.

The Shares were issued in reliance upon the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended. The Seller is not a “U.S. person” (as defined in Regulation S), and the issuance of the Shares was made in an offshore transaction.

The foregoing description of the Share Exchange Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 28, 2026, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
10.1	Share Exchange Agreement dated April 22, 2026 by and among the Company, Yingxi Industrial Chain Investment Co., Ltd, Time Is Loan Limited and OR Shan Shan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 28, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: May 18, 2026	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer